                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and Susan E. Lester, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendment thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


            Signature                        Title                Date
           -----------                      -------              ------

      /s/ John F. Grundhofer        Chairman, President,     March 25, 1994
- ----------------------------------  Chief Executive Officer
          John F. Grundhofer           and Director

- ----------------------------------       Director            March 25, 1994
        Coleman Bloomfield


      /s/ Roger L. Hale                  Director            March 25, 1994
- ----------------------------------
          Roger L. Hale


    /s/ Delbert W. Johnson               Director            March 25, 1994
- ----------------------------------
        Delbert W. Johnson


      /s/ John H. Kareken                Director            March 25, 1994
- ----------------------------------
          John H. Kareken


     /s/ Richard L. Knowlton             Director            March 25, 1994
- ----------------------------------
         Richard L. Knowlton


       /s/ Kenneth A. Macke              Director            March 25, 1994
- ----------------------------------
           Kenneth A. Macke

        /s/ Thomas F. Madison                    Director      March 25, 1994
- ------------------------------------------
            Thomas F. Madison


        /s/ Marilyn C. Nelson                    Director      March 25, 1994
- ------------------------------------------
            Marilyn C. Nelson


        /s/ Will F. Nicholson, Jr.               Director      March 25, 1994
- -------------------------------------------
            Will F. Nicholson, Jr.


          /s/ Nicholas R. Petry                  Director      March 25, 1994
- -------------------------------------------
              Nicholas R. Petry


         /s/ Edward J. Phillips                  Director      March 25, 1994
- -------------------------------------------
             Edward J. Phillips


           /s/ James J. Renier                   Director      March 25, 1994
- -------------------------------------------
               James J. Renier


           /s/ S. Walter Richey                  Director      March 25, 1994
- -------------------------------------------
               S. Walter Richey


         /s/ Richard L. Robinson                 Director      March 25, 1994
- --------------------------------------------
             Richard L. Robinson

                                                 Director      March 25, 1994
- --------------------------------------------
             Richard L. Schall

           /s/ Lyle E. Schroeder                 Director      March 25, 1994
- --------------------------------------------
               Lyle E. Schroeder